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TERRA NITROGEN COMPANY, L.P.

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Terra Nitrogen Company, L.P. (the Company) for the quarterly period ending September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard A. Hoker, Vice President of Terra Nitrogen GP Inc., the general partner of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD A. HOKER Richard A. Hoker Vice President and Corporate Controller of Terra Nitrogen GP Inc., general partner of Terra Nitrogen Company, L.P. (Principal Financial Officer)
Dated: November 5, 2010

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002